SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                            F O R M  8-K

                           Current Report
                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 1, 1998


	        BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)

	                    Delaware
(State or other jurisdiction of incorporation)

    33-70564	                       04-3208648
(Commission File Number)	   (IRS Employer Identification No.)

c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	   02108-4406
(Address of principal executive offices)	  (Zip Code)

Registrant's telephone number, including area code (617) 624-8900

	                         None
(Former name or former address, if changed since last report)

Item 5.  Other Events

	On January 1, 1998, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 27 thereof
(the "Class B Limited Partner") completed various agreements relating to Harrisonville Heights, L. P., a Missouri limited partnership (the "Operating Partnership"), including the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of January 1, 1998 (the "Operating Partnership Agreement"), pursuant to which the Class B Limited Partner acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns and operates a recently constructed apartment complex located in Harrisonville, Missouri which is known as Harrisonville Heights (the "Apartment
Complex").  The Apartment Complex contains forty-eight (48)
1-bedroom units for senior citizens and is currently 100% occupied.

	The Operating Partnership is receiving permanent mortgage financing in the amount of $1,424,000 (the "Permanent Mortgage") from the Missouri Housing Development Commission under its HOME Program. The Permanent Mortgage has a 40-year term and bears interest at the rate of 1% per annum.

	It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal
Revenue Code of 1986, as amended (the "Code").

	The general partner of the Operating Partnership is Jeffrey E. Smith Partnerships, L.C., a Missouri limited liability company (the "General Partner"). The General Partner is a special purpose entity which was formed to function as the general partner of real state limited partnerships for entities controlled by Jeffrey E. Smith. To date, the General Partner serves as the general partner of twenty-seven real estate limited partnerships. Jeffrey E. Smith is the Manager of the General Partner ,and Mr. Smith individually and as Trustee of the Jeffrey E. Smith Revocable Inter Vivos Trust, is guaranteeing the obligations of the General Partner under the Operating Partnership Agreement. Mr. Smith is a graduate of the University of Missouri and has been involved in various aspects of the real estate industry on a full-time basis since the early 1970s. In the early 1980s, Mr. Smith formed Jeffrey E. Smith Development, Inc. (the Developer of the Apartment Complex), Fairway Construction, Inc. (the Builder of the Apartment Complex) and Fairway Management, Inc. (the Management Agent of the Apartment Complex), which have developed, built and currently manage over 2,700 housing units in Missouri, Iowa, Kansas, Nebraska and New Mexico.

	The Class B Limited Partner acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $185,529 to the Operating Partnership.
	The total Capital Contribution of the Class B Limited Partner to the Operating Partnership is based on the Operating Partnership receiving $2,560,310 of Tax Credits during the 10-year period commencing in 1997 of which 13.672% ($334,977) will be allocated commencing in 1998 to the Class B Limited Partner as an Investment Limited Partner of the Operating Partnership. The Class A Limited Partner of the Operating Partnership is Boston Capital Corporate Tax Credit Fund V, A Limited Partnership and the Special Limited Partner of the Operating Partnership is BCTC 94, Inc., both of which are affiliates of the Class B Limited Partner. The Missouri Limited Partner of the Operating Partnership is Missouri Affordable Housing Fund VI, L.P., an affiliate of both the General Partner and the Operating Partnership.
	The Class B Limited Partner believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership
Agreement:

                       Normal       Capital     Cash    Missouri
                     Operations   Transactions  Flow   Tax Credits

General Partner        1.000%      69.99%     70.000%       0%

Class A Limited
Partner               85.328%     25.848%     25.855%       0%

Class B Limited
Partner               13.672%      4.142%      4.145%       0%

Special Limited
Partner                    0%        .01%          0%       0%

Missouri Limited
Partner                    0%        .01%          0%     100%

	The Class B Limited Partner used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating
Partnership.

	Boston Capital Communications Limited Partnership ("BCAMLP") or an affiliate thereof will receive an Asset Management Fee commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Class B Limited Partner in the annual amount of the lesser of (i) $1,500 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership
Agreement; provided, however, that if in any fiscal year commencing with 1997, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow or from the proceeds of a Capital Transaction as provided in Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay an Asset Management Fee of at least $750, the amount of such deficiency shall be paid directly by the General Partner to BCAMLP or an affiliate thereat from its own funds. To the extent that there is sufficient Cash Flow in any year commencing with 1997 to pay all or a portion of the Asset Management Fee but such amount cannot be paid by the Operating Partnership due to any restrictions on distributions imposed by MHDC, then the amount of the Asset Management Fee payable but for the MHDC restrictions shall be paid directly by the General
Partner to BCAMLP or an affiliate thereof from its own funds.

	The Operating Partnership shall pay to the General Partner a fee (the "Annual Partnership Management Fee") commencing in 1997 for its services in connection with the administration of the day to day business of the Operating Partnership in an annual amount equal to the lesser of (i) $5,000 per annum or (ii) the excess of
(A) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in
Section 10.2(a) of the Operating Partnership Agreement to the extent Cash Flow is available therefor for such year; provided, however, that if in any fiscal year commencing with 1999, Cash
Flow is insufficient to pay the full amount of the Annual Partnership Management Fee, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow or from the proceeds of a Capital Transaction as provided in Article X of the Operating Partnership Agreement.

	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership paid the General Partner (or its designee) a Construction and Development Fee in the principal amount of $410,029 as set forth in Section 6.12(a) of the Operating Partnership Agreement.
Upon any sale of the Apartment Complex, the General Partner (or its designee) shall receive a Sales Preparation Fee in an amount equal to 5% of the gross sales price of the Apartment Complex.

	In addition to the standard Management Fee of $28 per occupied unit per month, the Operating Partnership shall also pay to the Management Agent a management incentive fee (the "Management Incentive Fee") of $11,846.50 per annum (plus accrued interest earned thereon) if such fee is earned in accordance with the terms and provisions of the Second Amended and Restated Management Incentive Agreement, a copy of which is attached hereto as Exhibit (2)(b). The Operating Partnership will apply funds provided by the Class A Limited Partner to fund the annual Management Incentive Fee. Any funds so applied shall be treated at the time of application as a Conditional Capital Contribution paid by the Class A Limited Partner to the Operating Partnership and then applied by the Operating Partnership to pay the Management Incentive Fee. The Class A Limited Partner has escrowed funds to pay the Conditional Capital Contribution in accordance with the terms and provisions of the Second Amended and Restated Escrow Agreement, a copy of which is attached hereto as Exhibit (2)(c).

	Fairway Construction, Inc., as the Builder of the Apartment Complex received total compensation of $1,980,541, including builder's profit of $167,842 and Metro Equipment Rental, Inc., another affiliate of the General Partner and the Operating Partnership, leased equipment utilized in the construction of the Apartment Complex and received total compensation of $75,000, including lessor's profit of $15,000.

Item 7.       Exhibits.

              (c)       Exhibits.                                    Page

(1)           (a)<F1>   Form of Dealer-Manager Agreement between
                        Boston Capital Services, Inc. and the
                        Registrant (including, as an exhibit
                        thereto, the form of Soliciting Dealer
                        Agreement)

(2)           (a)       Second Amended and Restated Agreement of
                        Limited Partnership of Harrisonville
                        Heights, L.P.

(2)           (b)       Second Amended and Restated Management
                        Incentive Agreement relating to
                        Harrisonville Heights, L.P.

(2)           (c)       Second Amended and Restated Escrow
                        Agreement relating to Harrisonville
                        Heights, L.P.

(4)           (a)<F2>   Agreement of Limited Partnership of the
                        Class B Limited Partner

(16)                    None

(17)                    None

(21)                    None

(24)                    None

(25)                    None

(28)                    None

______________
<F1>Incorporated by reference to Exhibit (1) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

<F2>Incorporated by reference to Exhibit (4) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  April 23, 1998

BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By:	Boston Capital Associates IV L.P.,
	   its General Partner

	   By:	C&M Associates, d/b/a Boston
		  Capital Associates, its
  		General Partner

			 By:	/s/Herbert F. Collins
			     Herbert F. Collins, Partner